Exhibit 99.2

OCTOBER 2023

1 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Agree Realty Overview (NYSE: ADC) OUR COMPANY NET LEASE REIT FOCUSED ON THE ACQUISITION & DEVELOPMENT OF HIGH - QUALITY RETAIL PROPERTIES Founded in 1971 by Executive Chairman, Richard Agree Public on the NYSE since 1994 $ 8.0 billion (1) retail net lease REIT headquartered in Royal Oak, Michigan 2,084 retail properties totaling over 43 million square feet in 49 states Investment grade issuer ratings of Baa1 from Moody’s and BBB from S&P RE THINK RETAIL Capitalize on distinct market positioning in the retail net lease space Focus on industry - leading retailers through our three unique external growth platforms Leverage our real estate acumen and relationships to identify superior risk - adjusted opportunities Maintain a conservative and flexible capital structure that enables our growth trajectory Provide consistent, high - quality earnings growth and a well - covered, growing dividend As of September 30, 2023 , unless otherwise noted. (1) As of October 19, 2023 .

2 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. RE THINKING RETAIL

3 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. consistency noun steadfast adherence to the same principles, course, or form [ kuh   n - sis - tuh   n - see ]

4 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. As of September 30, 2023, unless otherwise noted. (1) Refer to footnote 1 on slide 7 for the Company’s definition of Investme nt Grade. (2) Declared by the Company on October 12, 2023. Recent Highlights Declared a monthly cash dividend of $ 0.247 per common share for October , representing a 2.9 % year - over - year increase (2) Closed a $350 million 5.5 - year term loan on July 31 st at a 4.52% fixed rate inclusive of prior hedging activity Ground lease portfolio represents 11.6% of annualized base rents as of September 30 th Fortress - like balance sheet with more than $950 million of total liquidity including the revolving credit facility and cash on hand 33 development or DFP projects completed or under construction as of September 30 th for a record of more than $137 million Acquired 74 high - quality retail net lease assets for over $398 million in Q3 2023 at a weighted average cap rate of 6.9% 4.5x Net Debt to Recurring EBITDA at quarter end Approximately 73% of base rents acquired in Q3 2023 derived from investment grade retailers (1) Achieved Record Investment Grade Exposure Approaching 69% of Annualized Base Rents (1) Appointed Nicole Witteveen as Chief Operating Officer, named Craig Erlich Chief Growth Officer, and hired Edward Eickhoff as EVP, Asset Management

The Country’s Leading Retail Portfolio

Agree Realty Snapshot

Company Overview

Share Price[1]	$54.95
Equity Market Capitalization[1][2]	$5.5 Billion
Property Count	2,084 properties
Net Debt to EBITDA	4.5x
Investment Grade %[3]	68.9%

Top Retail Sectors *($ in millions)*

TENANT SECTOR	ANNUALIZED BASE RENT	% OF TOTAL
Grocery Stores	$52.8	9.7%
Home Improvement	46.5	8.6%
Tire & Auto Service	46.2	8.5%
Convenience Stores	45.7	8.4%
Dollar Stores	41.2	7.6%
Off-Price Retail	33.2	6.1%
General Merchandise	32.3	6.0%
Auto Parts	31.4	5.8%
Farm & Rural Supply	28.4	5.2%
Pharmacy	23.7	4.4%
Other	161.8	29.7%
Total	**$543.2**	**100.0%**

Top Tenants *($ in millions)*

TENANT / CONCEPT	ANNUALIZED BASE RENT	% OF TOTAL
Walmart	$33.9	6.2%
TSC Tractor Supply Co	26.6	4.9%
Dollar General	25.9	4.8%
Best Buy	19.5	3.6%
CVS pharmacy	17.2	3.2%
TJX	16.8	3.1%
Dollar Tree	16.5	3.0%
Kroger	16.3	3.0%
O'Reilly Auto Parts	15.9	2.9%
Hobby Lobby	14.6	2.7%
Lowe's	13.2	2.4%
Burlington	13.1	2.4%
7-Eleven	12.4	2.3%
Sunbelt Rentals	12.1	2.2%
gerber Collision & Glass	11.2	2.1%
Sherwin-Williams	11.2	2.1%
Wawa	10.2	1.9%
The Home Depot	8.9	1.6%
BJ's	8.7	1.6%
Other	238.9	44.0%
Total	**$543.2**	**100.0%**

As of September 30, 2023, unless otherwise noted. Any differences are a result of rounding. (1) As of October 19, 2023. (2) Reflects common shares and OP units outstanding multiplied by the closing price as of October 19, 2023. (3) Refer to footnote 1 on slide 7 for the Company's definition of Investment Grade.

AGREE REALTY
RETHINK RETAIL
© 2023 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL.
6

7 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. BEST - IN - CLASS RETAILERS WITH CONSERVATIVE BALANCE SHEETS Strong Investment Grade Portfolio 16% SUB - INVESTMENT GRADE 15% NOT RATED 69% INVESTMENT GRADE (1) As of September 30, 2023. Any differences are a result of rounding. (1) Based on ABR derived from tenants, or parent entities th ereof, with an investment grade credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings, or the National Association of Insurance Commissioners. Retail Credit Type (%ABR)

8 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. INDUSTRY - LEADERS OPERATING IN E - COMMERCE RESISTANT SECTORS National and Super - Regional Retailers 1% FRANCHISE 12% SUPER - REGIONAL 87% NATIONAL As of September 30, 2023. Any differences are a result of rounding. Retail Tenant Type (%ABR)

9 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. As of September 30, 2023. (1) Refer to footnote 1 on slide 7 for the Company’s definition of Investment Grade. Any differences are a result of rounding. FEE SIMPLE OWNERSHIP + SIGNIFICANT TENANT INVESTMENT Ground Lease Portfolio Breakdown Ground Lease Credit Overview (%ABR) 88% INVESTMENT GRADE (1) 8% NOT RATED 4% SUB - INVESTMENT GRADE Ground Lease Portfolio Overview 217 Leases 11.6% of total portfolio ABR 10.8 years weighted - average lease term Top Ground Lease Tenants (% ABR) 2% 13% 13% 12% 7% 6% 6% 3% 3% 3% 3%

10 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. FIRST EXPIRATION HIGHLIGHTS EMBEDDED VALUE WITH 159% RECAPTURE RATE Ground Lease Value Creation Chase Bank - Stockbridge, GA New Lease Rent Per Square Foot $46.54 New Lease Term 15 Years Rental Increases 10% Every 5 Years Options 3 x 5 Years x 10% Annualized Base Rent $193,083 Prior Lease Rent Per Square Foot $29.26 Remaining Lease Term (1) 0.1 years Rental Increases None Remaining Options None Remaining Annualized Base Rent $110,007 Note: Recapture rate reflects current rent per square foot vs. prior rent per square foot. (1) Reflects remaining lease term at the time the lease extension was executed.

Disciplined Investment Strategy & Active Portfolio Management

12 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Engage in consistent dialogue to understand store performance and tenant sustainability Leverage relationships to identify the best risk - adjusted opportunities Our Investment Strategy Agree leverages its three distinct investment platforms to target industry - leading retailers in e - commerce and recession resistant sectors THREE - PRONGED GROWTH STRATEGY COMPREHENSIVE REAL ESTATE SOLUTIONS FOR LEADING RETAILERS ACQUISITIONS DEVELOPMENT DEVELOPER FUNDING PLATFORM RETAILER RELATIONSHIPS

13 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. What Has ADC Been Investing In? The retail landscape continues to dynamically evolve as market forces cause disruption and change. To mitigate risk in a period of continued disruption, the Company adheres to a number of investment criteria, with a focus on four core principles : Focus on leading operators that have matured in omni - channel structure or those in e - commerce resistant sectors OMNI - CHANNEL CRITICAL (E - COMMERCE RESISTANCE) Emphasize a balanced portfolio with exposure to counter - cyclical sectors and retailers with strong credit profiles RECESSION RESISTANCE Strong emphasis on leading operators with strong balance sheets and avoidance of private equity sponsored retailers AVOIDANCE OF PRIVATE EQUITY SPONSORSHIP Protects against unforeseen changes to our top - down investment philosophy STRONG REAL ESTATE FUNDAMENTALS & FUNGIBLE BUILDINGS

14 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. TOP - DOWN FOCUS ON LEADING RETAILERS IN THE U.S. PAIRED WITH A BOTTOMS - UP REAL ESTATE ANALYSIS Large & Fragmented Opportunity Set REAL ESTATE FUNDAMENTALS • Rents ≤ market • Fungibility of building MARKET RENTS • Limited competition • Strong market presence COMPETITION • Access • Visibility • Demographics • Major retail corridor • Strong traffic drivers RETAIL SYNERGY ADC reviewed almost $79 billion of opportunities since 2018 $6.6 BILLION acquired since 2018 As of September 30, 2023.

15 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. As of October 19, 2023. Store counts obtained from company filings and third - party sources including Cincinnati.com, CT Insider, Deseret News, Forbes, Insider, Progressive Grocer and Store Brands. Table is representative and does not include all retailers. 162,000+ NET LEASE OPPORTUNITIES AND GROWING WITH BEST - IN - CLASS RETAILERS Sandbox Offers Runway for Growth Auto Parts Stores 23,400+ Farm & Rural Supply Stores 2,300+ Crafts & Novelties Stores 900+ Quick - Service Restaurants 32,300+ Equipment Rental Stores 1,100+ Warehouse Clubs 1,400+ Home Improvement Stores 8,600+ Consumer Electronics Stores 1,200+ Grocery Stores 10,700+ Dealerships 400+ Convenience Stores 23,700+ Off - Price Retail Stores 6,200+ Tire & Auto Service Stores 7,100+ Dollar Stores 35,900+ General Merchandise Stores 7,000+

16 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. $295.8 $336.8 $607.0 $701.4 $1.31B $1.39B $1.59B $1.3B $38.0 $62.7 $74.4 $32.4 $43.2 $40.0 $118.5 $137.1 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2016 2017 2018 2019 2020 2021 2022 2023E ADC HAS INVESTED $8.5 BILLION IN HIGH - QUALITY RETAIL NET LEASE PROPERTIES SINCE 2010 Robust Investment Activity DEVELOPMENT & DFP (1) ACQUISITIONS Investment Activity ($ in millions) As of September 30, 2023. (1) Represents development & DFP activity, completed or commenced. (2) Reflects full - year 2023 acquisi tion guidance provided by the Company on October 24, 2023. $ (2)

17 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. $29.7M $45.8M $67.6M $67.2M $49.4M $58.0M $45.8M $3.3M 2016 2017 2018 2019 2020 2021 2022 2023 BERLIN, NJ HOUSTON, TX PORTAGE, MI CANTON, MI FOCUSED ON NON - CORE ASSET SALES & CAPITAL RECYCLING Active Portfolio Management As of September 30, 2023. Graph is representative and does not include all dispositions. Total Dispositions 2010 - 2023: $453 million STALLINGS, NC MICHIGAN (3) OSCODA, MI FLORIDA (2) NORTH DAKOTA (3) MINNESOTA (3) ATLANTIC BEACH, FL MT (1) & VA (1) WICHITA FALLS, TX SPRINGFIELD, IL UPLAND, CA APOPKA, FL LA (1) & PA (1) MN (2) & ND (2) MICHIGAN (3) FORT WORTH, TX OH (2) & PA (2) FLOWOOD, MS MAPLEWOOD, MN TYLER, TX BELTON, MO MI (2), NY & FL VA (3) MIDLAND, MI UT (2), ND & MT PENSACOLA, FL OH (3), WV, & VA TOPEKA, KS INDIANAPOLIS, IN KIRKLAND, WA JACKSONVILLE BEACH, FL IL (1), ND (1) & OH (1) MICHIGAN (2) ST. GEORGE, UT SC (2) & TX (1) AUSTIN, TX JACKSONVILLE, FL SC (1) & MN (1) AURORA, CO PORT ST. JOHN, FL RANCHO CORDOVA, CA MACOMB TOWNSHIP, MI OCALA, FL

Fortified Balance Sheet

19 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Leading With Our “Fortress” Balance Sheet CAPITALIZATION STATISTICS Equity Market Capitalization (2) $5.5 Billion Enterprise Value (2)(3) $8.0 Billion Total Debt to Enterprise Value 28.2% CREDIT METRICS Fixed Charge Coverage Ratio 5.1x Net Debt to Recurring EBITDA (4) 4.5x Issuer Ratings Baa1 / BBB Ratings Outlooks Stable / Stable As of September 30, 2023, unless otherwise noted. (1) Excludes $49 million of outstanding borrowings on the Company’s $1.0 bi lli on Revolving Credit Facility as of September 30, 2023; assumes two 6 - month extension options are exercised. (2) As of October 19, 2023. (3) Enterprise value is calculated as the sum of net debt, the liquidation value of preferred equity and equity market capitalization. (4) Reflects net debt to annualized Q3 2023 recurring EBITDA. Debt Maturities ($ in millions) SECURED UNSECURED 1 c NO MATERIAL DEBT MATURITIES UNTIL 2028 & WEIGHTED - AVERAGE DEBT MATURITY OF APPROXIMATELY 7 YEARS (1) $3 $42 $0 $50 $0 $50 $410 $450 $475 $125 $300 $300 $0 $100 $200 $300 $400 $500 $600 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033

20 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. STRONG CAPITAL MARKETS EXECUTION HAS PROVIDED AMPLE LIQUIDITY; $8.0 BILLION OF ACTIVITY SINCE 2010 Capital Markets Track Record Reflects gross proceeds for equity and long - term debt raised through September 30, 2023. Forward equity offerings are shown in t he year they were raised, rather than settled. Capital Markets Activity ($ in millions) COMMON EQUITY UNSECURED DEBT SECURED DEBT PREFERRED EQUITY $100 $100 $225 $125 $350 $650 $300 $350 $237 $229 $531 $433 $988 $1,095 $1,322 $133 $42 $175 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 2016 2017 2018 2019 2020 2021 2022 2023

21 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. (includes outstanding forward equity offerings) ADC HAS BEEN AT OR BELOW 4.5X PROFORMA NET DEBT TO RECURRING EBITDA SINCE 2018 Low Leverage = Strong Positioning As of September 30, 2023. Proforma Net Debt to Recurring EBTIDA deducts the Company’s outstanding forward equity offerings fo r e ach period from the Company’s net debt for each period. PROFORMA NET DEBT TO RECURRING EBITDA NET DEBT TO RECURRING EBITDA Q1 2023 Q2 2023 Q3 2023 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q3 2020 4.7x 3.2x 4.8x 4.0x 4.9x 4.2x 4.5x 3.6x 4.4x 3.7x 4.9x 3.4x 5.0x 4.3x 5.0x 3.8x 4.0x 3.1x 4.4x 3.1x 4.5x 3.7x 4.5x 4.1x 4.5x 4.5x

22 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. $1.60 $1.64 $1.74 $1.85 $1.92 $2.03 $2.16 $2.28 $2.41 $2.60 $2.81 $1.50 $1.70 $1.90 $2.10 $2.30 $2.50 $2.70 $2.90 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Annual Dividends Declared Per Common Share 140 CONSECUTIVE COMMON DIVIDENDS PAID; AVERAGE AFFO PAYOUT RATIO OF 76% OVER PAST 10 YEARS Growing, Well - Covered Monthly Dividend As of October 19, 2023. Reflects common dividends per share declared in each year, rounded to two decimals.

23 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. The Agree Wellness program focuses on Health Wellness & Financial Wellness to enhance employee well - being Ongoing professional development is offered to help all team members advance their careers The Company has recently sponsored charities including CARE House of Oakland County, Michigan Veteran's Foundation and Leader Dogs for the Blind ADC has received awards from Globe St, Crain’s Detroit Business, and Best and Brightest in Wellness recognizing its outstanding corporate culture and wellness initiatives SOCIAL RESPONSIBILITY DEDICATED TO SUSTAINABILITY AND GOOD CORPORATE CITIZENSHIP Agree Realty’s ESG Practices Focus on industry leading, national & super - regional retailers provides for a relationship with some of the most environmentally conscientious retailers in the world The Company anticipates its new headquarters will achieve LEED certification, with features including EV charging stations, motion activated lighting and high - quality building materials Executed several green leases with tenants, resulting in the achievement of Gold Level recognition from the Green Lease Leaders organization ENVIRONMENTAL PRACTICES ADC’s Board has nine directors, seven of whom are independent; five new independent directors added since 2018 The Board has committed to adding a third female Director within the next two years The Nominating & Governance Committee has formal oversight responsibility for the Company’s ESG program The Company adopted the Sustainability Accounting Standards Board and the Task Force on Climate - related Financial Disclosures frameworks to align our disclosures with the issues most relevant to our stakeholders CORPORATE GOVERNANCE

24 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Investment Summary Highlights FORTIFIED BALANCE SHEET HIGHEST - QUALITY RETAIL REAL ESTATE INVESTMENT GRADE ISSUER RATINGS Robust growth trajectory MULTI - YEAR TRACK RECORD OF EXECUTION Well - covered & consistent dividend

25 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. APPENDIX

26 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Forward - Looking Statements This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward - looking statements are generally identifiable by use of forward - looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” “forecast,” “continue,” “assume,” “plan,” references to “outlook” or other similar words or expressions. Forward - looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections and forecasts and other forward - looking information and estimates. These forward - looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. Certain factors could occur that might cause actual results to vary, including the potential adverse effect of ongoing worldwide economic uncertainties, disruptions in the banking system and financial markets, increased inflation and interest rates on the financial condition, results of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets, the general deterioration in national economic conditions, weakening of real estate markets, decreases in the availability of credit, increases in interest rates, adverse changes in the retail industry, the Company’s continuing ability to qualify as a REIT and other risks and uncertainties as described in greater detail in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, without limitation, the Company’s Annual Report on Form 10 - K and subsequent quarterly reports. Except as required by law, the Company disclaims any obligation to update any forward - looking statements, whether as a result of new information, future events or otherwise. For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, copies of which may be obtained at the Investors section of the Company’s website at www.agreerealty.com . All information in this presentation is as of September 30 , 2023 , unless otherwise noted . The Company undertakes no duty to update the statements in this presentation to conform the statements to actual results or changes in the Company’s expectations .

27 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Non - GAAP Financial Measures This presentation includes a non - GAAP financial measure, Net Debt to Recurring EBITDA, which is presented on an actual and profo rma basis. A reconciliation of this non - GAAP financial measure to the most directly comparable GAAP measure is included in the follo wing pages. The components of this ratio and their use and utility to management are described further in the section below. Components of Net Debt to Recurring EBITDA EBITDAre is defined by Nareit to mean net income computed in accordance with GAAP, plus interest expense, income tax expense, depreciation and amortization, any gains (or losses) from sales of real estate assets and/or changes in control, any impairme nt charges on depreciable real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. The Company conside rs the non - GAAP measure of EBITDAre to be a key supplemental measure of the Company's performance and should be considered along with, but not as an alternative to, net income or loss as a measure of the Company's operating performance. The Company considers EBITDAre a key supplemental measure of the Company's operating performance because it provides an additional supplemental measure of the Company's performance and operating cash flow that is widely known by industry analysts, lenders and investors. The Company’s calculation of EBITDAre may not be comparable to EBITDAre reported by other REITs that interpret the Nareit definition differently than the Company. Recurring EBITDA The Company defines Recurring EBITDA as EBITDAre with the addback of noncash amortization of above - and below - market lease intangibles, and after adjustments for the run - rate impact of the Company's investment and disposition activity for the period presented, as well as adjustments for non - recurring benefits or expenses. The Company considers the non - GAAP measure of Recurrin g EBITDA to be a key supplemental measure of the Company's performance and should be considered along with, but not as an alter nat ive to, net income or loss as a measure of the Company's operating performance. The Company considers Recurring EBITDA a key supplemental measure of the Company's operating performance because it represents the Company's earnings run rate for the per iod presented and because it is widely followed by industry analysts, lenders and investors. Our Recurring EBITDA may not be com par able to Recurring EBITDA reported by other companies that have a different interpretation of the definition of Recurring EBITDA. Our rat io of net debt to Recurring EBITDA is used by management as a measure of leverage and may be useful to investors in understanding the Company’s ability to service its debt, as well as assess the borrowing capacity of the Company. Our ratio of net debt to Rec urr ing EBITDA is calculated by taking annualized Recurring EBITDA and dividing it by our net debt per the consolidated balance sheet. Net Debt The Company defines Net Debt as total debt less cash, cash equivalents and cash held in escrows. The Company considers the non - GAAP measure of Net Debt to be a key supplemental measure of the Company's overall liquidity, capital structure and leverage . The Company considers Net Debt a key supplemental measure because it provides industry analysts, lenders and investors useful inf orm ation in understanding our financial condition. The Company’s calculation of Net Debt may not be comparable to Net Debt reported by ot her REITs that interpret the definition differently than the Company. The Company presents Net Debt on both an actual and proforma basis, assuming the Anticipated Net Proceeds from Outstanding Forwards are used to pay down debt. The Company believes the proforma measure may be useful to investors in understanding the potential effect of the Anticipated Net Proceeds from Outstanding For war ds on the Company’s capital structure, its future borrowing capacity, and its ability to service its debt. Anticipated Net Proceeds from Outstanding Forwards Since the first quarter of 2018, the Company has utilized forward sale agreements to sell shares of common stock. Selling common stock through forward sale agreements enables the Company to set the price of suc h s hares upon pricing the offering (subject to certain adjustments) while delaying the issuance of such shares and the receipt of the net proceeds by the Company. Given the Company’s frequent use of forward sale agreements, the Company considers the non - GAAP measure of Anticipated Net Proceeds from Outstanding Forwards to be a key supplemental measure of the Company's overall liquidity, capit al structure and leverage. The Company defines Anticipated Net Proceeds from Outstanding Forwards as the number of shares outsta ndi ng under forward sale agreements at the end of each quarter, multiplied by the applicable forward sale price for each agreement, respectively.

28 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Non - GAAP Financial Measures This presentation also includes the non - GAAP measures of Annualized Base Rent (“ABR”), Funds From Operations (“FFO” or “ Nareit FFO”), Core Funds From Operations (“Core FFO”) and Adjusted Funds From Operations (“AFFO”). ABR represents the annualized amount of contractual minimum rent required by tenant lease agreements, computed on a straight - line basis. ABR is not, and is not intended to be, a presentation in accordance with GAAP. The Company believes annualized contractual minimum rent is useful to management, inves tor s, and other interested parties in analyzing concentrations and leasing activity. FFO, Core FFO and AFFO are reconciled to the m ost directly comparable GAAP measure in the following pages and are described in further detail below. Components of Funds from Operations, Core Funds from Operations, and Adjusted Funds from Operations Funds from Operations (“FFO” or “ Nareit FFO”) is defined by the National Association of Real Estate Investment Trusts, Inc. (“ Nareit ”) to mean net income computed in accordance with GAAP, excluding gains (or losses) from sales of real estate assets and/or changes in control, plus real estate related depreciation and amortization and any impairment charges on depreciable real estate assets, an d after adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets in accordan ce with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead ha ve historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real e sta te company’s operations. FFO should not be considered an alternative to net income as the primary indicator of the Company’s operating per for mance, or as an alternative to cash flow as a measure of liquidity. Further, while the Company adheres to the Nareit definition of FFO, its presentation of FFO is not necessarily comparable to similarly titled measures of other REITs due to the fact that all REITs may not use the same definition. Core Funds from Operations (“Core FFO”) The Company defines Core FFO as Nareit FFO with the addback of ( i ) noncash amortization of acquisition purchase price related to above - and below - market lease intangibles and discount on assumed debt and (ii) certain infrequently occurring items that reduce or increase net income in accordance with GAAP. Management believes that its measure of Core FFO facilitates useful comparison of performance to its peers who predominantly transact in sale - leaseback transactions and are thereby not required by GAAP to allocate purchase price to lease intangibles. Unlike many of its peers, the Company has acqu ire d the substantial majority of its net - leased properties through acquisitions of properties from third parties or in connection with th e acquisitions of ground leases from third parties. Core FFO should not be considered an alternative to net income as the primary indicator of the Company’s operating performance, or as an alternative to cash flow as a measure of liquidity. Further, the Company’s presenta tio n of Core FFO is not necessarily comparable to similarly titled measures of other REITs due to the fact that all REITs may not use th e same definition. Adjusted Funds from Operations (“AFFO”) is a non - GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO further adjusts FFO and Core FFO for certain non - cash items that reduce or increase net income computed in accord ance with GAAP. Management considers AFFO a useful supplemental measure of the Company’s performance, however, AFFO should not be considered an alternative to net income as an indication of its performance, or to cash flow as a measure of liquidity or abi lit y to make distributions. The Company’s computation of AFFO may differ from the methodology for calculating AFFO used by other equity RE ITs , and therefore may not be comparable to such other REITs.

Reconciliation of Net Debt to Recurring EBITDA

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Net Income	$21,416	$23,760	$30,278	$22,461	$36,830	$33,306	$36,289	$36,130	$39,577	$41,039	$41,774	$41,015	$41,657
Interest expense, net	10,158	11,791	11,653	12,549	13,066	13,111	13,931	15,512	17,149	16,843	17,998	19,948	20,803
Income tax expense	306	260	1,009	485	390	517	719	698	720	723	783	709	709
Depreciation of rental real estate assets	12,669	13,980	15,292	16,127	17,019	18,293	19,470	21,299	23,073	24,843	26,584	28,145	29,769
Amortization of lease intangibles - in-place leases and leasing costs	4,523	5,567	6,050	6,905	7,310	8,116	8,924	10,550	11,836	12,800	13,770	14,328	15,258
Non-real estate depreciation	135	144	147	156	159	156	167	101	248	261	292	277	598
Provision for impairment	2,868	141	0	0	0	1,919	1,015	0	0	0	0	1,315	3,195
(Gain) loss on sale of assets, net	(970)	(437)	(3,062)	(6,753)	(3,470)	(1,826)	(2,285)	8	(2,885)	(97)	0	(319)	20
EBITDAre	$51,105	$55,206	$61,367	$51,930	$71,304	$73,592	$78,230	$84,298	$89,718	$96,412	$101,201	$105,418	$112,009
Run-Rate Impact of Investment, Disposition & Leasing Activity	$5,093	$3,973	$4,175	$3,939	$3,491	$3,372	$4,654	$4,104	$4,217	4,742	4,147	4,259	5,207
Amortization of above (below) market lease intangibles, net	3,964	4,333	4,756	5,260	6,615	7,654	8,178	8,311	8,374	8,474	8,611	8,711	8,293
Other expense (income)	0	0	0	14,614	0	0	0	0	0	0	0	0	0
Recurring EBITDA	$60,162	$63,512	$70,298	75,743	$81,410	$84,618	$91,062	$96,713	$102,309	$109,628	$113,959	$118,388	$125,509
Annualized Recurring EBITDA	$240,648	$254,048	$281,192	302,972	$325,640	$338,472	$364,248	$386,852	$409,236	$438,512	$455,836	$473,552	$502,036
Total Debt	$1,153,642	$1,225,433	$1,371,238	$1,543,040	$1,542,839	$1,702,635	$1,862,428	$1,954,467	$1,884,253	$1,960,395	$2,056,173	$2,162,949	$2,254,099
Cash, cash equivalents and cash held in escrows	(16,230)	(7,955)	(7,369)	(188,381)	(102,808)	(45,250)	(25,766)	(27,107)	(251,514)	(28,909)	(12,940)	(12,247)	(6,387)
Net Debt	$1,137,412	$1,217,478	$1,363,869	$1,354,659	$1,440,031	$1,657,385	$1,836,662	$1,927,360	$1,632,738	$1,931,486	$2,043,233	$2,150,702	$2,247,712
Net Debt to Recurring EBITDA	4.7x	4.8x	4.9x	4.5x	4.4X	4.9X	5.0X	5.0x	4.0x	4.4x	4.5x	4.5x	4.5x
Anticipated Net Proceeds from Outstanding Forwards	$376,396	$203,211	$189,577	$258,749	$226,455	$519,183	$262,940	$475,768	$381,708	$557,364	$362,125	$202,026	$0
Proforma Net Debt	$761,016	$1,014,267	$1,174,291	$1,095,909	$1,213,576	$1,138,202	$1,573,722	$1,451,592	1,251,030	$1,374,122	$1,681,108	$1,948,676	$2,247,712
Proforma Net Debt to Recurring EBITDA	3.2x	4.0x	4.2x	3.6x	3.7X	3.4X	4.3X	3.8x	3.1x	3.1x	3.7x	4.1x	4.5x

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Reconciliation of Net Income to FFO, Core FFO and AFFO

	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Net Income	$18,604	$20,190	$18,913	$39,762	$45,797	$58,790	$58,798	$80,763	$91,972	$122,876	$153,035
Series A Preferred Stock Dividends	0	0	0	0	0	0	0	0	0	(2,148)	(7,437)
Net Income attributable to OP Common Unitholders	$18,604	$20,190	$18,913	$39,762	$45,797	$58,790	$58,798	$80,763	$91,972	$120,728	$145,598
Depreciation of rental real estate assets	$5,726	$6,930	$8,362	$11,466	$15,200	$19,507	$24,553	$34,349	$48,367	$66,732	$88,685
Amortization of lease intangibles - in-place leases and leasing costs	1,131	1,747	2,616	4,957	8,135	7,076	8,271	11,071	17,882	28,379	44,107
Provision for impairment	0	450	3,020	0	0	0	2,319	1,609	4,137	1,919	1,015
(Gain) loss on sale or involuntary conversion of assets, net	(2,097)	(946)	405	(12,135)	(9,964)	(14,193)	(11,180)	(13,306)	(8,004)	(15,111)	(5,258)
Funds from Operations - OP Common Unitholders	$23,364	$28,370	$33,316	$44,050	$59,168	$71,180	$82,761	$114,486	$154,354	$202,647	$274,147
Loss on extinguishment of debt & settlement of related hedges	$0	$0	$0	$0	$0	$0	$0	$0	$0	$14,614	$0
Amortization of above (below) market lease intangibles	0	0	0	0	0	5,091	10,668	13,501	15,885	24,284	33,563
Core Funds from Operations - OP Common Unitholders	$23,364	$28,370	$33,316	$44,050	$59,168	$76,271	$93,429	$127,987	$170,239	$241,545	$307,710
Straight-line accrued rent	($738)	($1,148)	($1,416)	($2,450)	($3,582)	($3,548)	($4,648)	($7,093)	($7,818)	($11,857)	($13,176)
Stock based compensation expense	1,657	1,813	1,987	1,992	2,441	2,589	3,227	4,106	4,995	5,467	6,464
Amortization of financing costs	285	326	398	494	516	574	578	706	826	1,197	3,141
Loss on extinguishment of debt	0	0	0	180	333	0	0	0	0	0	0
Non-real estate depreciation	66	67	123	62	72	78	146	283	509	618	778
Other	(463)	(463)	(463)	(463)	(541)	(230)	0	(475)	0	0	0
Adjusted Funds from Operations - OP Common Unitholders	$24,171	$28,964	$33,945	$43,865	$58,407	$75,734	$92,732	$125,514	$168,751	$236,970	$304,917
FFO Per Common Share and OP Unit - Diluted	$2.03	$2.10	$2.18	$2.39	$2.54	$2.54	$2.53	$2.75	$2.93	$3.00	$3.45
Core FFO Per Common Share and OP Unit - Diluted	$2.03	$2.10	$2.18	$2.39	$2.54	$2.72	$2.85	$3.08	$3.23	$3.58	$3.87
Adjusted FFO Per Common Share and OP Unit - Diluted	$2.10	$2.14	$2.22	$2.38	$2.51	$2.70	$2.83	$3.02	$3.20	$3.51	$3.83
Weighted Average Number of Common Shares and OP Units Outstanding - Diluted	11,484,529	13,505,124	15,314,514	18,413,034	23,307,418	28,047,966	32,748,741	41,571,233	52,744,353	67,486,698	79,512,005

Note: The Company began reporting Core FFO in 2018.

AGREE REALTY
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30

31 © 20 23 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. CONTACT PETER COUGHENOUR Chief Financial Officer (248) 737 - 4190 investors@agreerealty.com